Offerings - Offering: 1	Feb. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 68,415,942.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,448.24
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. Pursuant to Rule 0-11(b)(1) under the Securities Exchange Act of 1934, as amended, the Transaction Value was calculated by multiplying 3,363,566 shares of common stock of the Fund (20% of the total number of shares outstanding on February 20, 2026) by $20.3403 (98.5% of the net asset value per share of $20.65 as of the close of ordinary trading on the New York Stock Exchange on February 20, 2026). The filing fee is calculated at $138.10 per $1,000,000 of the Transaction Value.